Exhibit 99.1

An AI-Powered Marketplace Platform Helping Small- and Medium-Sized Businesses Access Better Self-Funded Health Plans

Disclaimer & Safe Harbor This presentation has been prepared by the Health In Tech, Inc. (the "Company," "Health In Tech," "HIT," "we," "our," or "us") solely for informational purposes. The information included herein in this presentation has not been independently verified. No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation. 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Health In Tech – Innovating Healthcare Insurance Market

An AI-enabled marketplace connecting brokers, third-party administrators (TPAs), managing general underwriters (MGUs), insurance carriers and service partners to simplify the design, underwriting, quoting and placement of customized self-funded health plans for employers.

HOW OUR MARKETPLACE WORKS

Employers / Brokers & TPAs

Submit plan needs and specifications

→

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HIT MARKETPLACE

Plan design • Stop-loss Underwrite & quoting • Placement & service workflows

→

Carriers / MGUs / Provider Partners

Provide underwriting criteria, risk capacity

HIT Helps Small & Medium Size Businesses (“SMBs”) Access Cheaper Healthcare Faster through its Proprietary Product Suite

Operates in Massive Under-Penetrated Market[(1)]

Established, Scalable, Profitable, High Growth Business

Fee-Driven Business with No Plan or Underwriting Risk Exposure

Highly Aligned Executive Leadership with Significant Ownership

(1) Sources: Centers for Medicare & Medicaid Services 2024 Data and IBISWorld Assessment: Health & Medical Insurance in the US - Market Size (2004-2032), available, respectively, at: https://www.cms.gov/data-research/statistics-trends-and-reports/national-health-expenditure-data/historical & https://www.ibisworld.com/united-states/market-size/health-medical-insurance/1324/

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I Business Overview

A Diversified Product Portfolio on HIT's Marketplace

Four distinct offerings that leverage HIT's platform tools to serve employers, brokers, managing general underwriters ("MGUs"), carriers and ecosystem partners.

Product Offering	Description	Key Value
1-Year Rate Product	**One-year self-funded health plan with stop-loss protection** • Leverages SMR for customized plan design • Leverages eDIYBS for AI-enabled underwriting and quoting	✔ Tailored coverage with risk protection ✔ Flexible, cost-effective for employers
HitRix	**A stop-loss marketing and placement workflow platform** • End-to-end quotation, market routing and binding workflow • Used by brokers, MGUs and carriers	✔ Streamlined distribution and placement ✔ Broader market access through **one platform**
3-Year Rate Stabilization Program(1)	**A multi-year self-funded plan with rate stability** • Leverages SMR for plan customization and multi-year design • Leverages eDIYBS for underwriting and risk assessment	✔ Three-year rate certainty with self-funded flexibility ✔ Greater cost predictability for employers
HitChain(1)	**A blockchain-based claims administration and settlement platform** • Designed to streamline claims processing and payment settlement • Connects healthcare providers, third-party administrators ("TPAs") and payers through secure, verifiable workflows	✔ Faster provider payment and greater transparency ✔ Shared, verifiable data across the claim lifecycle

HIT Platform functionalities

- SMR Stone Mountain Risk — Plan design & customization
- eDIYBS — Underwriting & risk assessment
- HIPerformance NETWORK — Provider network integration

(1) Program currently in development.

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1-Year Rate Product

A 12-month self-funded health plan bundled with stop-loss protection.

CUSTOMIZED SELF-FUNDED HEALTH PLAN

Employer-funded medical claims with tailored benefits and administrative arrangements for the employer group

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STOP-LOSS INSURANCE

Carrier-provided protection against high-cost claims within the self-funded plan structure

~2 min

Bindable quote for groups of 10–100 employees, vs. ~12 days via legacy process [1]

15–20%

Estimated savings of self-funding vs. fully insured plans[2]

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Plan options across 4 coverage tiers

1.5M+

Provider locations across 50 states in the HI Performance Network[3]

(1) Our platform generates bindable quotes in about 2 minutes for employer groups of 10–100 employees and about two weeks for groups exceeding 100 employees; legacy quoting takes about 12 days for groups of 10–100 employees.
(2) Intercept Health October 2024, "The Hidden Cost of Fully Insured Plans: Why Self-Funding is Usually Better for Employers - intercept.health,"
(3) As of September 30, 2026.

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Problem: Access to Self-Funded Healthcare Plans

Self-funded plans provide material benefits vs. fully insured plans. Complexity of successfully implementing self-funded plans has impacted market penetration, especially for small businesses with limited resources.

Businesses want the cost and flexibility benefits provided by Self-Funded Healthcare Plans ("*SFPs*")

Complexity of SFPs have made implementation unrealistic for many business

Health In Tech's AI-powered solutions help remove barriers, enabling SMBs to benefit from SFPs

Self-Funded Plan Penetration %[1]


Small
Business
27%
Large
Business
80%

Estimated Self-Funded Savings[2]

15 – 20%

(1) KFF 2025 Employer Health Benefit Survey, "2025 Employer Health Benefits Survey - Summary of Findings."
(2) Intercept Health October 2024, "The Hidden Cost of Fully Insured Plans: Why Self-Funding is Usually Better for Employers - intercept.health,"

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Plan Design & Customization: SMR

Manages relationship with brokers, third-party administrators ("TPAs"), and other vendors to create uniquely tailored cost saving plans

Pulls understanding of vendor needs and capabilities into a singular clear platform

Helps solves the complexity issue for SMBs



TPAs
Healthcare Networks
Telemed Companies
Carriers
Pharmacy Benefit Managers
Medical MGMT Companies
Brokers

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Underwriting & Risk Assessment: eDIYBS

eDIYBS is a proprietary software offering which allows brokers to access bindable self-funded plan quotes in minutes

Workflow is trained via proprietary healthcare data vs. public data sets

Speed and ease of bindable quotes allow for enhanced plan flexibility and cost savings



Legacy Quoting Procedures
Package Creation
Nurse Review
Bindable Proposal
Applications
Quotes
Final Quote
~12 days to 3 months(1)
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12 Plans
eDIYBS
Do It Yourself Benefit Systems
4 Tiers
Bindable Proposal Presented
~2 minutes to 2 weeks(2)

(1) *About 12 days for employer groups of 10–100 employees & about 3 months for groups exceeding 100 employees*
(2) *About 2 minutes for employer groups of 10–100 employees & about two weeks for groups exceeding 100 employees*

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Nationwide Coverage: HI Performance Network (1) As of September 30, 2026. (2) https://advancedbenefitconsulting.com/reference-based-pricing-key-to-solving-health-insurance-industry-cost-issues/ 50 States(1) 1.5M+ Provider Locations (1) 10 Nationwide reach with direct Medicare-based contracts across 50 states (1) Medicare-based pricing drives 20%+ average cost savings vs. traditional commercial rates (2) Seamless integration with HIT's platform enables real-time claims and care coordination

HitRix 11 THE PROBLEM THE HITRIX SOLUTION WHY HITRIX IS DIFFERENT Fragmented submissions Same case rekeyed across markets Slow follow-up Emails, spreadsheets and portals create delays Hard to compare Quotes arrive in different formats Ingest AI document intelligence Route One-click multi-carrier marketing Compare Configurable proposal comparison Bind Digital placement & binding Single coordinated workflow Centralized communication and live case tracking Decision-ready comparison of pricing, coverage terms and employer risk Built on HIT's existing marketplace and underwriting infrastructure One Submission Multiple Options More Informed Placement Decisions Broker-first marketplace brings submission intake, market routing, quote comparison and case tracking into one coordinated process.

3-Year Rate Stabilization Program 12 A self-funded health plan with rates locked for three years — giving employers multi-year budget certainty. One rate, locked for three years Employers secure a single stabilized rate for a full three-year term, replacing the annual re-pricing cycle. Self-funded flexibility, retained Keeps the advantages of a self-funded plan without the usual annual rate swings. Claim reserves held in trust Employer claim funds are held in a dedicated trust and invested over the term; then returned to the employer after three years. A differentiated market offering A multi-year rate lock is rare, giving brokers a distinctive product and extending HIT's platform advantage. Rate Path: Market vs. HIT Year 1 Year 2 Year 3 Market: annual increases HIT: flat, locked rate Typical 1-year market rate HIT 3-year locked rate

HitChain

A blockchain-enabled platform designed to modernize healthcare claims administration, accelerate provider payments and improve transparency across the claim lifecycle.

Today: slow, fragmented claim payments

Slow to pay
Providers often wait 30–45 days for payment through manual, multi-step processing.

Error-prone
Eligibility, coding and repricing issues can trigger denials, disputes and rework.

Opaque
No shared source of truth across hospitals, TPAs and employers.

HitChain

An integrated platform from claim adjudication to payment settlement

HIT TPA
Claims Adjudication & Routing
- ✔ Verify eligibility & benefits
- ✔ Reprice claim
- ✔ Apply plan rules & edits
- ✔ Route to payment settlement

HitChain
Payment Settlement & Blockchain Record
- ✔ Process provider payment (e.g., Stripe)
- ✔ Record EOB / EOP[2] on blockchain
- ✔ Create an immutable, shared ledger

1 Claim intake 〉 2 Adjudicate & reprice 〉 3 Instant settlement 〉 4 On-chain record

Value across the ecosystem

Hospitals & providers
Faster settlement and lower accounts-receivable burden.

Employers / plan sponsors
Greater cost visibility and more real-time, secure plan data.

TPAs, MGUs & carriers
Cleaner workflow, fewer manual touches and more reliable shared claim data.

Up to $300B[1] | **Estimated annual U.S. healthcare claims adjudication costs**

(1) Peter Orszag and Rahul Rekhi, "Real-Time Adjudication for Health Insurance Claims," 1% Steps for Health Care Reform, January 2021.
(2) EOB = Explanation of Benefits; EOP = Explanation of Payment.

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How HIT Makes Money Today (1) Refer to the Company's 10-Q filing for the period ended September 30, 2026. (2) Per Employee Per Month fee based on size of business. 14 1-Year Rate Product Self-funded health plan with stop-loss REVENUE STREAMS X% of premium(1) PEPM fee(2) for 12 months HitRix Stop-loss marketing and placement platform REVENUE STREAMS X% of premium PEPM platform fee 3-Year Rate Stabilization Program Multi-year self-funded plan with rate stability REVENUE STREAMS PEPM fee for 3 years X% of residual unused funds in trust HitChain Blockchain-based claims and payment infrastructure REVENUE STREAMS X% of cost savings Transaction service fee (per payment) Recurring, fee-based revenue across 12-month and 36-month programs Diversified revenue streams from premium, PEPM, cost savings and transaction fees Greater client value and retention through an integrated platform

HIT By The Numbers

As of September 30, 2026

35
States with Clients

357
Business Clients

984
Brokers, Agencies & TPAs

$32.7M
Contracted Revenue(1)

$156.4M
Pipeline Revenue(2)
as of October 30, 2026

$91.8M
Platform Placed Plan Value(3)

	Revenue	Adj. EBITDA(4)
Q3 2026	$6.6M *-22% YoY*	$(3.9)M *n/a*
Q3 2025	$8.5M	$1.0M
FY 2025	$33.3M	$4.1M

	Revenue	Adj. EBITDA(4)
9M 2026	$23.4M *-9% YoY*	$(6.6)M *n/a*
9M 2025	$25.8M	$3.8M

(1) *Contracted Revenue includes contractual revenue associated with policies that are in force at any time during the applicable reporting period. If a policy expires or lapses during the reporting period, Contracted Revenue includes revenue attributable to that policy only through its expiration or lapse date, and no revenue is included for periods thereafter.*

(2) *Pipeline Revenue represents revenue from self-funded plan policies that are being quoted, are in binding status, or have been contracted subsequent to the end of the reporting period. This metric reflects the entire contractual term of the underlying policies, some of which may not ultimately convert to revenue. Management estimates a closing rate of 3% to 7% for the remaining sales opportunities.*

(3) *Platform Placed Plan Value represents the aggregate contractual value of self-funded health plans with stop-loss insurance (self-funded stop-loss plans) placed through the Company's platform during the fiscal year through the applicable fiscal quarter end, measured over each plan's full contractual term of typically 12 or 36 months from the plan's effective date.*

(4) *Adjusted EBITDA represents our net income (loss) attributable to common stockholders before net interest expense, taxes and amortization expense, adjusted to eliminate stock-based compensation expense, including employer payroll taxes related to stock-based awards, provision for credit losses on other receivables and loans receivable, financing transaction costs, change in fair value of standby equity purchase agreement derivative liability, change in fair value of convertible notes and other non-recurring items. Adjusted EBITDA is not a measure calculated in accordance with United States Generally Accepted Accounting Principles, or GAAP. Please refer to Appendix Slide 23 of this presentation for a reconciliation of Adjusted EBITDA to net income (loss) attributable to common stockholders, the most comparable GAAP measurement, for the three months and nine months ended September 30, 2025, and 2026. We exclude certain non-recurring or non-cash items when calculating Adjusted EBITDA.*

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HIT is Powering and Accelerating AI Disruption 16 The Health In Tech marketplace wins — AI accelerates value inside our platform, not outside of it HIT is a marketplace platform uniting an ecosystem of vendors HIT is the platform disruptors use to access the marketplace and deliver growth Distribution and marketplace capabilities insulate HIT from single-vendor AI disruption

II Financials & Conclusion

Revenue and Forward Visibility (1) Contracted Revenue includes contractual revenue associated with policies that are in force at any time during the applicable reporting period. If a policy expires or lapses during the reporting period, Contracted Revenue includes revenue attributable to that policy only through its expiration or lapse date, and no revenue is included for periods thereafter. (2) Pipeline Revenue represents revenue from self-funded plan policies that are being quoted, are in binding status, or have been contracted subsequent to the end of the reporting period. This metric reflects the entire contractual term of the underlying policies, some of which may not ultimately convert to revenue. (3) Before the enrollment adjustment and refund liability. Total Revenue ($ in millions) Historical + 2026 Guidance $19.5 2024 $33.3 2025 ~$30.0 2026E +71% Contracted Revenue(1) ($ in millions) From 9M 2026 business activity, as of September 30, 2026 $32.7M $2.2M 2027 $6.1M Q4 2026 $24.4M(3) 9M 2026 (Recognized) Pipeline Revenue(2) ($ in millions) As of October 30, 2026 $156.4M $2.6M contracted post Q3 2026 $153.8M in quoting or binding 18

Distribution Partner Growth 19 Brokers, Third-Party Administrators (TPAs), and Agencies 692 778 849 858 896 933 984 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 9/30/26 +15.9% Year-over-Year Growth 9/30/25 → 9/30/26 +135 Net New Partners Added in trailing 12 months +42.2% Growth Since Q1 2025 692 → 984 distribution partners over six quarters

$5.8 $19.2 $19.5 $33.3 2022 2023 2024 2025 Conclusions Platform removes complexity and provides novel AI-powered products and solutions Operating in massive, underserved market based on legacy structures Established business model poised to drive outsized growth No plan risk or underwriting risk exposure Highly aligned leadership team 20 Revenue Revenue (in millions)

III Appendix

Financial Results (1) Please refer to Appendix Slide 23 of this presentation for a reconciliation of Adjusted EBITDA to Net (loss) income attributable to common stockholders, the most comparable GAAP measurement, for the quarters and nine months ended September 30, 2025, and 2026. 22 Three Months Ended 9/30 Nine Months Ended 9/30 (In millions) 2025 2026 2025 2026 Total Revenue $8.5 $6.6 $25.8 $23.4 Gross Profit $5.1 $3.1 $16.8 $11.5 Gross Margin Percent 60.6% 46.5% 65.1% 49.1% Provision for credit losses $0.0 $5.3 $0.0 $6.1 Total Operating Expenses $4.7 $11.5 $15.1 $25.5 Net Income (Loss) $0.5 $(7.1) $1.6 $(11.2) Income (Loss) before income taxes $0.6 $(9.3) $2.1 $(14.6) Adjusted EBITDA (1) $1.0 $(3.9) $3.8 $(6.6)

GAAP To Non-GAAP Reconciliation – Adjusted EBITDA(1) 23 Three Months Ended September 30, Nine Months Ended September 30, (in dollars) 2025 2026 2025 2026 Net income (loss) attributable to common stockholders 452,176 (7,066,413) 1,581,399 (11,165,718) Interest income (111,699) (44,627) (305,263) (181,666) Amortization expense 217,981 278,747 489,947 1,002,534 Income tax expense (benefit) 148,046 (2,147,653) 536,514 (3,437,610) Stock-based compensation expense, including employer payroll taxes related to stock-based awards 292,552 730,041 1,493,686 2,133,849 Provision for credit losses on other receivables - 2,582,529 - 3,322,302 Provision for credit losses on loans receivable - 863,992 - 863,992 Financing transaction costs - 799,630 - 799,630 Change in fair value of SEPA derivative liability - 2,235 - 2,235 Change in fair value of convertible notes – FVO - 69,502 - 69,502 Other non-recurring items - - - 37,341 Total net adjustments 546,880 3,134,396 2,214,884 4,612,109 Adjusted EBITDA 999,056 (3,932,017) 3,796,283 (6,553,609) (1) Adjusted EBITDA represents our net income (loss) attributable to common stockholders before net interest income, taxes and amortization expense, adjusted to eliminate stock-based compensation expense, including employer payroll taxes related to stock-based awards, provision for credit losses on other receivables and loans receivable, financing transaction costs, change in fair value of SEPA derivative liability, change in fair value of convertible notes and other non-recurring items. Adjusted EBITDA is not a measure calculated in accordance with United States Generally Accepted Accounting Principles, or GAAP. We exclude certain non-recurring or non-cash items when calculating Adjusted EBITDA, and we believe this approach provides a more meaningful measure by offering a clearer view of our underlying operational performance.